SinglePoint



Corporate Presentation / September 2021

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in SinglePoint's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

SinglePoint

INVESTMENT HIGHLIGHTS

Healthy Living and Sustainability Solutions

- Creating safe, clean and energy efficient environments
- Building the largest network of renewable energy solutions

Targeting Exponentially Growing Markets

- Clean air environments needed as we reopen from COVID-19
- Solar market expected to reach $223 Billion by 2026[1]

Significant Government Support

- Investing heavily in renewable energy directly and through subsidies and tax credits

Upcoming Value Driving Milestones

- Planned growth through acquisitions and partnerships
- Expansion into high value renewable platforms

1: Valuates Reports; Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026

SinglePoint

CORPORATE STRUCTURE

UNLOCKING POTENTIAL FOR SIGNIFICANT VALUE CREATION


Healthy Living Asset
SinglePoint
Renewable Energy Assets
BOX
PURE
AIR
Direct Solar
of America
ENERGY WYZE
SINGLE
SOLAR
SunUp
Solar

SinglePoint

ESTABLISHING LEADERSHIP POSITION


INITIAL FOCUS
EXPANSION OPPORTUNITIES
AIR PURIFICATION
SOLAR ENERGY
SOLAR STORAGE
NEAR-TERM
• Wind energy
• Energy-efficient appliance
FUTURE GROWTH
• EV charging
• Solar as a subscription

EMERGING INDUSTRY LEADER IN HIGH-PROFICIENCY AIR PURIFICATION TECHNOLOGY

BOX PURE AIR



GROWING NEED FOR CLEAN AIR SPACES

Providing clean and safe environments as we reopen from COVID-19

BUSINESSES

Bring employees back into the office and opening to the public

SCHOOLS

Returning to in-person learning

HOSPITALS

Providing safe and clean environments for all patients

CDC & OSHA Recommendations

- Increase indoor air filtration
- Increase outdoor air ventilation
- Use HEPA filtration

BOX PURE ARE

CLEAN AIR. PURE & SIMPLE.

Portfolio of products offering businesses, schools and organizations clean air solutions

Scientifically proven air purifiers that meet DOE for certified HEPA, as well as OSHA, CDC and ASHRAE conformance

Dilution, displacement & removal of airborne particles regardless of composition

Dynamic Room Purge Technology significantly enhances existing room ventilation systems

Purge respiratory aerosols, including bacterial and viral pathogens, has been scientifically proven to remove >99.99% of all particles, including SARS-CoV-2 (COVID-19)


CLEAN AIR PURE AND SIMPLE
SAFE
AIR ZONE
AIRBOXAIRPURIFIER.COM

SinglePoint

CLEAN AIR PRODUCT LINEUP

Subscription-based model for filter replacement


AIRBOX

MESA

Max room size: 1,800 sq ft
Cubic Feet Per Minute: 375

PEAK

Max room size: 2,000 sq ft
Cubic Feet Per Minute: 425

APEX

Max room size: 4,000 sq ft
Cubic Feet Per Minute: 1500

AIRBOX IS PROUDLY MADE IN USA


PROVIDING RENEWABLE ENERGY AND
ENVIRONMENTALLY FRIENDLY SOLUTIONS
FOCUSED ON SUSTAINABILITY.

SinglePoint

SOLAR MARKET POISED FOR EXPONENTIAL GROWTH

MARKET EXPECTED TO REACH $223 BILLION BY 2026[1]

70% PRICE DECREASE IN THE LAST 10 YEARS[2]

- ($45,000 in 2010 to $20,000 today)

ONLY ~4% OF ELIGIBLE HOMES AND COMMERCIAL BUILDINGS HAVE SOLAR



YEAR-OVER-YEAR GROWTH
WITH COST REDUCTION
Installed Capacity (MWdc)
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Blended Average PV System Price ($/Watt)

1: Valuates Reports: Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026; 2: Seia.org, Solar Industry Research Data

DISRUPTING RENEWABLE MARKET THROUGH PROPRIETARY NATIONAL NETWORK



Customer
SinglePoint
Lender
Supplies
Contractors
Coordination

Advantage

- Single point of contact
- Tailored solutions

Direct Solar of America

Subsidary of SinglePoint, Inc. (OTC: SING)

PROVIDING CUSTOMERS WITH A SINGLE HUB TO ACCESS SOLAR

Modernizing the solar sales model

Leveraging partnerships to maximize customer experience

Building the largest network of installers



BUILDING A NATIONAL NETWORK OF INSTALLERS

Securing state by state installation licenses




ENERGY WYZE
WHAT DOES YOUR ROOF LOOK LIKE?
ENERGY WYZE

ENERGY WYZE

WYZER ENERGY DECISIONS

01. Extensive proprietary database of validated leads

02. Robust digital marketing campaigns

03. Operators on standby for immediate callback

04. Focused on enhanced customer experience

CUSTOMER FIRST LEAD GENERATION

THE COMPLETE ONLINE SOLUTION TO PURCHASING SOLAR


SINGLE SOLAR

SINGLE SOLAR

01. Allows customer to complete the purchase completely online

02. Streamlined process from quote to install

03. Provides customer with as much or as little support as needed

MEET THE TEAM



Wil Ralston
Chief Executive Officer and Director

Leading Company's acquisition strategy and launching new product offerings from concept to production. On-boarding marquee clients, including GolfLogix and MonteFiore Inspired Medicine, and he played an integral role in executing acquisition of Direct Solar of America



Corey Lambrecht
Chief Financial Officer and Director

20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing and interactive technology services



Christy Maslen
Executive Assistant

Years of experience streamlining business operations and directing focus to ensure success. Having worked in several industries from Healthcare to Renewable Energy, she brings a fresh approach to our daily business operations.



Hanna Simone
Executive Assistant

Experienced Workforce Manager with a demonstrated history of working in the financial services industry. Experience in Microsoft Excel, Customer Service, Banking, and Project Management.

MEET OUR TEAMs

BOX PURE AIR


Ryan Cowell
Chief Executive Officer


Troy Lorenz
Operations and Sales


Ran Johnston
Sales


Marianne Cowell
Human Resources


Taylor Ann Spencer
Social Media

Direct Solar of America


Nadia Conn
Chief Financial Officer


Henry Nowakowski
Business Development


Allie Payne
Business Development


Ana Montiel
Finance

ENERGY WYZE
WYZER ENERGY DECISIONS


Joe Hupp
Chief Operating Officer


Che Oliver
Chief Marketing Officer


Brian Bills
Technology Engineer

SinglePoint

INVESTMENT SUMMARY

Building a Portfolio of Leading Renewable Energy, Environmentally Friendly and Healthy Living Solutions

Creating safe, clean air, and energy efficient zones

Expansion opportunities in high-value renewable energy sector

Disrupting the current >$52.5 billion solar energy market

Multiple near-term milestones expected to drive growth

SinglePoint



OTC: SING / singlepoint.com

Investor Relations: JTC Team / sing@jtcir.com / 833.475.8247

SinglePoint



Strategic Review Update Call / September 30, 2021

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in SinglePoint's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.


SinglePoint
Harmonizing People and Planet
We are a network of experts that have a passion for building solutions for better living. Our industry-leading portfolio of products are thoughtfully designed to promote a cleaner, sustainable lifestyle while minimizing the impact on the environment. Through our passion and products, we are empowering communities to have better environments both inside and outside.

STRATEGIC REVIEW


Strategic
Evaluation

- Fundamental levers including personnel, sales, products and marketing
- Reputation in the solar space with our clients and partners
- Internal communication, moral and culture
- Growth opportunities and waste

SinglePoint

ESTABLISHED EFFICIENCIES ACROSS SOLAR PLATFORM

Direct Solar of America

ENERGY WYZE

WYZER ENERGY DECISIONS

SinglePoint

MEET THE TEAM



Wil Ralston
Chief Executive Officer and Director

Leading Company's acquisition strategy and launching new product offerings from concept to production. On-boarding marquee clients, including GolfLogix and MonteFiore Inspired Medicine, and he played an integral role in executing acquisition of Direct Solar of America



Corey Lambrecht
Chief Financial Officer and Director

20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing and interactive technology services



Christy Maslen
Business Operations

Years of experience streamlining business operations and directing focus to ensure success. Having worked in several industries from Healthcare to Renewable Energy, she brings a fresh approach to our daily business operations.



Hanna Simone
Business Administration

Experienced Workforce Manager with a demonstrated history of working in the financial services industry. Experience in Microsoft Excel, Customer Service, Banking, and Project Management.

SinglePoint

MEET OUR TEAMs

BOX PURE AIR


Ryan Cowell
Chief Executive Officer


Troy Lorenz
Operations and Sales


Ran Johnston
Sales


Marianne Cowell
Human Resources


Taylor Ann Spencer
Social Media

Direct Solar of America


Nadia Conn
Chief Financial Officer


Henry Nowakowski
Business Development


Allie Payne
Business Development


Ana Montiel
Finance

ENERGY WYZE

WYZER ENERGY DECISIONS


Joe Hupp
Chief Operating Officer


Che Oliver
Chief Marketing Officer


Brian Bills
Technology Engineer

SinglePoint

OUR FOUR PILLARS FOR GROWTH

PEOPLE

PLANET

PROCESS

PROFIT

SinglePoint

OUR PATH FORWARD

Driving Exponential Revenue Growth


FOCUS
TEAMS
EXECUTION
ACQUISITIONS

SinglePoint

SOLAR BUSINESS: PROJECTED GROWTH



3500
3000
2500
2000
1500
1000
500
0
900
800
700
600
500
400
300
200
100
0
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Closed Deals
Appointments

SinglePoint

GROWING AIR QUALITY BUSINESS

BOX PURE AIR

Providing clean and safe environments as we reopen from COVID-19

BUSINESSES

Bring employees back into the office and opening to the public

SCHOOLS

Returning to in-person learning

HOSPITALS

Providing safe and clean environments for all patients

CDC & OSHA Recommendations

- Increase indoor air filtration
- Increase outdoor air ventilation
- Use HEPA filtration

FINANCIAL UPDATE

- Improvement of financing structure, shareholder equity and balance sheet
- Eliminated all convertible debt
- Refinanced on demand debt into long term debt
- Filed registration statement to raise up to 10 million dollars


Goal: Uplist to National Exchange

SinglePoint

INVESTMENT SUMMARY

Building a Portfolio of Leading Renewable Energy, Environmentally Friendly and Healthy Living Solutions

Expansion opportunities in high-value renewable energy sector

Creating safe, clean air, and energy efficient zones

Disrupting the current >$52.5 billion solar energy market

Multiple near-term milestones expected to drive growth

SinglePoint

